Exhibit 99.1

Jabil Posts Second Quarter Results; Raises Outlook for Fiscal Year

Strong Secular Trends Driving Business to New Heights

ST. PETERSBURG, Fla. – March 16, 2021 – Today, Jabil Inc. (NYSE: JBL), reported preliminary, unaudited financial results for its second quarter of fiscal year 2021.

“Our second quarter performance was outstanding,” said CEO Mark Mondello. “The combination of broad end-market strength, more favorable product mix, and excellent operational execution by the team allowed us to deliver $285 million in core operating income on revenue of $6.8 billion,” he added.

Second Quarter of Fiscal Year 2021 Highlights:

•	Net revenue: $6.8 billion

•	Diversified Manufacturing Services (DMS) year-on-year revenue growth: 26 percent

•	Electronics Manufacturing Services (EMS) year-on-year revenue decrease: 1 percent

•	U.S. GAAP operating income: $236.4 million

•	U.S. GAAP diluted earnings per share: $0.99

•	Core operating income (Non-GAAP): $284.6 million

•	Core diluted earnings per share (Non-GAAP): $1.27

Third Quarter of Fiscal Year 2021 Outlook:

• Net revenue	$6.6 billion to $7.2 billion

• U.S. GAAP operating income	$188 million to $238 million

• U.S. GAAP diluted earnings per share	$0.69 to $0.89 per diluted share

• Core operating income (Non-GAAP) (1)	$220 million to $270 million

• Core diluted earnings per share (Non-GAAP) (1)	$0.90 to $1.10 per diluted share

• Total company revenue	Increase 9 percent year-on-year

Fiscal Year 2021 Updated Outlook:

“I’m extremely confident in our plan moving forward, which is supported by both strong secular tailwinds and accelerated momentum in many of the end-markets we serve. As a result, we are raising our financial outlook for the balance of the year. We now expect FY21 to deliver revenue in the range of $28.5 billion and core EPS of approximately $5,” added Mondello.

(1)

Core operating income and core diluted earnings per share exclude anticipated adjustments of $12.0 million for amortization of intangibles (or $0.08 per diluted share), $17.0 million for stock-based compensation expense and related charges (or $0.11 per diluted share) and $3.0 million for restructuring, severance and related charges (or $0.02 per diluted share).

(Definitions: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income less amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, acquisition and integration charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges and business interruption and impairment charges, net plus other components of net periodic benefit cost. Jabil defines core earnings as U.S. GAAP net income before amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, acquisition and integration charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges, business interruption and impairment charges, net, loss on securities, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges. Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP. Jabil defines adjusted free cash flow as net cash provided by (used in) operating activities plus cash receipts on sold receivables less net capital expenditures (acquisition of property, plant and equipment less proceeds and advances from sale of property, plant and equipment). Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flow to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and free cash flow from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share and additional information in the supplemental information.)

Forward Looking Statements: This release contains forward-looking statements, including those regarding our anticipated financial results for our second quarter of fiscal year 2021 and our guidance for future financial performance in our third quarter of fiscal year 2021 (including, net revenue, total company revenue, U.S. GAAP operating income, U.S. GAAP diluted earnings per share, core operating income (Non-GAAP), core diluted earnings per share (Non-GAAP) results and the components thereof, including but not limited to amortization of intangibles, stock-based compensation expense and related charges, and restructuring, severance and related charges) and in fiscal year 2021 (including revenue, and core earnings per share. The statements in this release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. Such factors include, but are not limited to: our determination as we finalize our financial results for our second quarter of fiscal year 2021 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; the scope and duration of the COVID-19 outbreak and its impact on our operations, sites, customers and supply chain; managing growth effectively; our dependence on a limited number of customers; competitive challenges affecting our customers; managing rapid declines or increases in customer demand and other related customer challenges that may occur; risks arising from relationships with emerging companies; changes in technology; our ability to introduce new business models or programs requiring implementation of new competencies; competition; transportation issues; our ability to maintain our engineering, technological and manufacturing expertise; retaining key personnel; our ability to purchase components efficiently and reliance on a limited number of suppliers for critical components; risks associated with international sales and operations; our ability to achieve expected profitability from acquisitions; risk arising from our restructuring activities; issues involving our information systems, including security issues; regulatory risks (including the expense of complying, or failing to comply, with applicable regulations; risk arising from design or manufacturing defects; and intellectual property risk); financial risks (including customers or suppliers who become financially troubled; turmoil in financial markets; tax risks; credit rating risks; risks of exposure to debt; currency fluctuations; energy prices; and asset impairment); changes in financial accounting standards or policies; and risk of natural disaster, climate change or other global events. Additional factors that could cause such differences can be found in our Annual Report on Form 10-K for the fiscal year ended August 31, 2020 and our other filings with the Securities and Exchange Commission. We assume no obligation to update these forward-looking statements.

Supplemental Information Regarding Non-GAAP Financial Measures: Jabil provides supplemental, non-GAAP financial measures in this release to facilitate evaluation of Jabil’s core operating performance. These non-GAAP measures exclude certain amounts that are included in the most directly comparable U.S. GAAP measures, do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes these “core” financial measures are useful measures that facilitate evaluation of the past and future performance of Jabil’s ongoing operations on a comparable basis.

Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flows to provide investors an additional method for assessing operating income, earnings, earnings per share and free cash flow from what it believes are its core manufacturing operations. Among other uses, management uses non-GAAP financial measures to make operating decisions, assess business performance and as a factor in determining certain employee performance when determining incentive compensation. The Company determines the tax effect of the items excluded from core earnings and core diluted earnings per share based upon evaluation of the statutory tax treatment and the applicable tax rate of the jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain jurisdictions where the Company does not expect to realize a tax benefit (due to existing tax incentives or a history of operating losses or other factors resulting in a valuation allowance related to deferred tax assets), a reduced or 0% tax rate is applied. Detailed definitions of certain of the core financial measures are included above under “Definitions” and a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures is included under the heading “Supplemental Data” at the end of this release.

Meeting and Replay Information: Jabil will hold a conference call today at 8:30 a.m. ET to discuss its earnings for the second quarter of fiscal year 2021. To access the live audio webcast and view the accompanying slide presentation, visit the Investor Relations section of Jabil’s website, located at https://investors.jabil.com. An archived replay of the webcast will also be available after completion of the call.

About Jabil: Jabil (NYSE: JBL) is a manufacturing solutions provider with over 260,000 employees across 100 locations in 30 countries. The world’s leading brands rely on Jabil’s unmatched breadth and depth of end-market experience, technical and design capabilities, manufacturing know-how, supply chain insights and global product management expertise. Driven by a common purpose, Jabil and its people are committed to making a positive impact on their local community and the environment. Visit www.jabil.com to learn more.

Investor Contact

Adam Berry

Vice President, Investor Relations

(727) 577-9749

Adam_Berry@jabil.com

Media Contact

Michelle Smith

Vice President, Corporate Communications

(727) 577-9749

Michelle_Smith@jabil.com

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	February 28, 2021 (unaudited)	August 31, 2020
ASSETS
Current assets:
Cash and cash equivalents	$838,099	$1,393,557
Accounts receivable, net	3,062,742	2,847,743
Contract assets	993,363	1,104,700
Inventories, net	3,558,970	3,131,783
Prepaid expenses and other current assets	690,479	657,102

Total current assets	9,143,653	9,134,885
Property, plant and equipment, net	3,696,373	3,665,312
Operating lease right-of-use asset	365,043	362,847
Goodwill and intangible assets, net	924,049	906,723
Deferred income taxes	154,706	165,407
Other assets	210,339	162,242

Total assets	$14,494,163	$14,397,416

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable and long-term debt	$50,197	$50,194
Accounts payable	5,644,359	5,687,038
Accrued expenses	3,037,158	3,211,528
Current operating lease liabilities	110,663	110,723

Total current liabilities	8,842,377	9,059,483
Notes payable and long-term debt, less current installments	2,679,819	2,678,288
Other liabilities	305,410	268,925
Non-current operating lease liabilities	306,044	302,035
Income tax liabilities	161,416	148,629
Deferred income taxes	97,155	114,657

Total liabilities	12,392,221	12,572,017

Commitments and contingencies
Equity:
Jabil Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	267	264
Additional paid-in capital	2,488,366	2,413,616
Retained earnings	2,368,012	2,040,922
Accumulated other comprehensive loss	(4,270)	(34,168)
Treasury stock, at cost	(2,763,214)	(2,609,250)

Total Jabil Inc. stockholders’ equity	2,089,161	1,811,384
Noncontrolling interests	12,781	14,015

Total equity	2,101,942	1,825,399

Total liabilities and equity	$14,494,163	$14,397,416

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Six months ended
	February 28, 2021	February 29, 2020	February 28, 2021	February 29, 2020
Net revenue	$6,828,546	$6,125,083	$14,661,075	$13,630,781
Cost of revenue	6,258,621	5,694,958	13,456,590	12,646,817

Gross profit	569,925	430,125	1,204,485	983,964
Operating expenses:
Selling, general and administrative	305,942	285,024	608,694	613,923
Research and development	9,368	11,290	17,486	22,060
Amortization of intangibles	11,639	13,577	23,094	29,717
Restructuring, severance and related charges	6,626	29,604	4,911	74,855

Operating income	236,350	90,630	550,300	243,409
Impairment on securities	—	12,205	—	12,205
Interest and other, net	27,812	49,348	56,355	99,487

Income before income tax	208,538	29,077	493,945	131,717
Income tax expense	56,184	31,658	140,584	93,584

Net income (loss)	152,354	(2,581)	353,361	38,133
Net income attributable to noncontrolling interests, net of tax	700	702	1,265	994

Net income (loss) attributable to Jabil Inc.	$151,654	$(3,283)	$352,096	$37,139

Earnings (loss) per share attributable to the stockholders of Jabil Inc.:
Basic	$1.01	$(0.02)	$2.34	$0.24

Diluted	$0.99	$(0.02)	$2.30	$0.24

Weighted average shares outstanding:
Basic	150,257	152,058	150,206	152,579

Diluted	152,975	152,058	153,051	156,171

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(Unaudited)

	Six months ended
	February 28, 2021	February 29, 2020
Cash flows provided by operating activities:
Net income	$353,361	$38,133
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	420,416	402,347
Restructuring and related charges	3,036	33,061
Recognition of stock-based compensation expense and related charges	57,354	45,332
Deferred income taxes	(8,330)	3,087
Provision for allowance for doubtful accounts	5,313	10,185
Other, net	15,489	13,838
Change in operating assets and liabilities, exclusive of net assets acquired:
Accounts receivable	(200,130)	424,971
Contract assets	123,258	(63,302)
Inventories	(421,255)	(279,664)
Prepaid expenses and other current assets	(31,279)	(62,881)
Other assets	(20,688)	(8,438)
Accounts payable, accrued expenses and other liabilities	(210,600)	(472,503)

Net cash provided by operating activities	85,945	84,166

Cash flows used in investing activities:
Acquisition of property, plant and equipment	(661,153)	(448,765)
Proceeds and advances from sale of property, plant and equipment	266,725	36,624
Cash paid for business and intangible asset acquisitions, net of cash	(49,394)	(141,195)
Other, net	(3,367)	(2,013)

Net cash used in investing activities	(447,189)	(555,349)

Cash flows (used in) provided by financing activities:
Borrowings under debt agreements	379,111	5,063,358
Payments toward debt agreements	(392,878)	(4,835,697)
Payments to acquire treasury stock	(131,995)	(168,660)
Dividends paid to stockholders	(25,879)	(26,280)
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	20,354	16,179
Treasury stock minimum tax withholding related to vesting of restricted stock	(21,969)	(23,010)
Other, net	(15,999)	(11,617)

Net cash (used in) provided by financing activities	(189,255)	14,273

Effect of exchange rate changes on cash and cash equivalents	(4,959)	(9,688)

Net decrease in cash and cash equivalents	(555,458)	(466,598)
Cash and cash equivalents at beginning of period	1,393,557	1,163,343

Cash and cash equivalents at end of period	$838,099	$696,745

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in thousands, except for per share data)

(Unaudited)

	Three months ended		Six months ended
	February 28, 2021	February 29, 2020	February 28, 2021	February 29, 2020
Operating income (U.S. GAAP)	$236,350	$90,630	$550,300	$243,409

Amortization of intangibles	11,639	13,577	23,094	29,717
Stock-based compensation expense and related charges	23,813	15,109	57,354	45,332
Restructuring, severance and related charges	6,626	29,604	4,911	74,855
Distressed customer charge	—	—	—	14,963
Net periodic benefit cost (1)	5,723	2,776	11,316	4,601
Business interruption and impairment charges, net	(806)	—	(806)	—
Acquisition and integration charges	1,261	7,752	3,374	23,886

Adjustments to operating income	48,256	68,818	99,243	193,354

Core operating income (Non-GAAP)	$284,606	$159,448	$649,543	$436,763

Net income (loss) attributable to Jabil Inc. (U.S. GAAP)	$151,654	$(3,283)	$352,096	$37,139
Adjustments to operating income	48,256	68,818	99,243	193,354
Impairment on securities	—	12,205	—	12,205
Net periodic benefit cost (1)	(5,723)	(2,776)	(11,316)	(4,601)
Adjustments for taxes	(553)	3,091	(1,148)	3,588

Core earnings (Non-GAAP)	$193,634	$78,055	$438,875	$241,685

Diluted earnings (loss) per share (U.S. GAAP)	$0.99	$(0.02)	$2.30	$0.24

Diluted core earnings per share (Non-GAAP)	$1.27	$0.50	$2.87	$1.55

Diluted weighted average shares outstanding (U.S. GAAP)	152,975	152,058	153,051	156,171

Diluted weighted average shares outstanding (Non-GAAP)	152,975	155,714	153,051	156,171

(1)

Following the adoption of Accounting Standards Update 2017-07, Compensation - Retirement Benefits (Topic 715) (“ASU 2017-07”), pension service cost is recognized in cost of revenue and all other components of net periodic benefit cost, including return on plan assets, are presented in other expense. We are reclassifying the pension components in other expense to core operating income as we assess operating performance, inclusive of all components of net periodic benefit cost, with the related revenue. There is no impact to core earnings or diluted core earnings per share for this adjustment.

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

ADJUSTED FREE CASH FLOW

(in thousands)

(Unaudited)

	Six months ended
	February 28, 2021	February 29, 2020
Net cash provided by operating activities (U.S. GAAP)	$85,945	$84,166
Acquisition of property, plant and equipment	(661,153)	(448,765)
Proceeds and advances from sale of property, plant and equipment	266,725	36,624

Adjusted free cash flow (Non-GAAP)	$(308,483)	$(327,975)